SCHEDULE 14A INFORMATION

 Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                         1934 (Amendment No.      )
                                            ------

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [  X  ]

Check the appropriate box:

[ X] Preliminary Proxy Statement
[  ]  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[  ] Definitive Proxy Statement
[  ] Definitive Additional Materials
[  ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or
     Sec. 240.14a-12


BAYFUNDS

(Name of Registrant as Specified In Its Charter)


Federated Investors

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee  (Check the appropriate box):

[ X] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
     14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
[  ] $500 per each party to the controversy pursuant to Exchange Act
     Rule 14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1.Title of each class of securities to which transaction applies:

     2.Aggregate number of securities to which transaction applies:

     3.Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4.Proposed maximum aggregate value of transaction:

     5. Total fee paid:


[  ] Fee paid previously with preliminary proxy materials.






[  ] Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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                        PRELIMINARY PROXY

                                  BAYFUNDS

            Notice of Special Meeting of Shareholders
                    to be held June  28, 1996

     A special meeting of the shareholders of BayFunds (the "Trust") will be held at 10:00 a.m. at the offices of Federated Administrative Services, 19th
 Floor, Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779, on June 28, 1996, for the following purposes:

     1. To consider a new Investment Advisory Agreement. This new Investment Advisory Agreement is required because the pending merger (the "Merger") of Boston Merger Corp. ("Merger Corp."), a wholly-owned subsidiary of Bank of Boston Corporation ("BKBC"), with and into BayBanks, Inc. ("BayBanks") will cause a legal termination of the existing Investment Advisory Agreements between the Trust and BayBank, N.A. ("BBNA") and BayBanks Investment Management, Inc. ("BBIM"), respectively. Upon the consummation of the Merger, and contingent upon the approval of the new Investment Advisory Agreement, The First National Bank of Boston, a subsidiary of BKBC, will serve as Investment Adviser to the Trust. It is contemplated that, on or after the date of the Merger, BBNA will merge with The First National Bank of Boston (the "Bank Merger"), and the surviving bank will be named BayBank of Boston, N.A. "BayBank of Boston" is used herein to refer to The First National Bank of Boston, whether before or after the Bank Merger. The effectiveness of the new Investment Advisory Agreement is contingent upon the Merger but is not contingent upon the Bank Merger. The terms of the new Investment Advisory Agreement are the same as the terms of the existing Investment Advisory Agreements with BBNA and BBIM, except for the identity of the Investment Adviser.

2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Trustees has fixed May 10, 1996 as the record date for determination of shareholders entitled to vote at this meeting.

                                 By Order of the Trustees

                                 Victor R. Siclari
                                 Secretary
May  17, 1996

YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                  BAYFUNDS

                       1001 LIBERTY AVENUE
                      PITTSBURGH, PA  15222

                         PROXY STATEMENT

     The enclosed proxy is solicited on behalf of the Board of Trustees (the "Trustees") of BayFunds (the "Trust"). The proxy is revocable at any time before it is voted by sending written notice of the revocation to the Trust or by appearing personally at the June 28, 1996 special meeting of shareholders of the Trust (the "Special Meeting"). The cost of preparing and mailing the notice of meeting, the proxy card, this proxy statement and any additional proxy material has been or is to be borne by The First National Bank of Boston ("BayBank of Boston"), the Trust's proposed investment adviser, unless the Merger (as hereinafter defined) is not consummated, in which case such expenses will be borne by BayBank, N.A. ("BBNA"). Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, fax or personal interview conducted by certain officers or employees of the Trust or of BayBank Systems, Inc. (the Trust's shareholder servicing agent) or Federated Administrative Services (the Trust's administrator) or, if necessary, a commercial firm retained for this purpose. In the event that a shareholder signs and returns the proxy ballot, but does not indicate a choice as to any of the proposals on the proxy ballot, the proxy attorneys will vote those shares in favor of such proposal(s).

     Only shareholders of record at the close of business on May 10, 1996 will be entitled to vote at the Special Meeting. On May 10, the Trust had
outstanding                        shares of beneficial interest ("Shares"),
            ----------------------
each Share being entitled to one vote, and each fractional Share being entitled to a proportionate fractional vote. On the same date, the BayFunds Money Market Portfolio (the "Money Market Fund") had outstanding
                                                                 -----------
Shares, the BayFunds U.S. Treasury Money Market Portfolio (the "U.S. Treasury
Fund") had outstanding             Shares, the BayFunds Short Term Yield
                       -----------
Portfolio (the "Short Term Yield Fund") had outstanding             Shares,
                                                        -----------
the BayFunds Bond Portfolio (the "Bond Fund") had outstanding
                                                              -----------
Shares, and the BayFunds Equity Portfolio (the "Equity Fund") had outstanding
            Shares.
- -----------

     For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Special Meeting. Under the Investment Company Act of 1940 (the "1940 Act"), the affirmative vote necessary to approve the matter under consideration may be determined with reference to a percentage of votes present at the Special Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

     The Trust's executive offices are located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. This proxy statement and the enclosed notice of meeting and proxy card are first being mailed on or about May 31, 1996.

     A COPY OF THE TRUST'S ANNUAL REPORT DATED DECEMBER 31, 1995 IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST AND MAY BE OBTAINED BY CALLING 1-800-BAYFUND OR BY WRITING THE TRUST AT THE ADDRESS ABOVE.



                      SUMMARY OF PROPOSALS
     This Special Meeting is being called for the following purposes: (1) to approve or disapprove a new investment advisory agreement between the Trust and BayBank of Boston (the "New Investment Advisory Agreement"); and (ii) to transact such other business as may properly come before the meeting or any adjournment thereof. The New Investment Advisory Agreement will be dated the later of (i) approval of the New Investment Advisory Agreement by shareholders and Trustees of the Trust or (ii) the consummation of the merger (the "Merger") of Boston Merger Corp. ("Merger Corp."), a wholly-owned subsidiary of Bank of Boston Corporation ("BKBC"), with and into BayBanks, Inc. ("BayBanks").

     Approval of Proposal (1) with respect to any of the five separate investment portfolios of the Trust (each a "Fund," or collectively, the "Funds") requires the affirmative vote of: (a) 67% or more of the Shares of such Fund present at the Special Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (b) more than 50% of the outstanding Shares of such Fund, whichever is less.

                                PROPOSAL (1)

                     APPROVAL OR DISAPPROVAL OF THE NEW
                        INVESTMENT ADVISORY AGREEMENT

THE NEW INVESTMENT ADVISORY AGREEMENT

     Consideration of the New Investment Advisory Agreement is being requested because of the pending Merger. Upon the consummation of the Merger, and contingent upon the approval of the New Investment Advisory Agreement, The First National Bank of Boston, a subsidiary of BKBC, will serve as investment adviser to the Trust. It is contemplated that, on or after the date of the Merger, BayBank, N.A. ("BBNA") will merge with The First National Bank of Boston (the "Bank Merger"), and the surviving bank will be named BayBank of Boston, N.A. "BayBank of Boston" is used herein to refer to The First National Bank of Boston, whether before or after the Bank Merger. The effectiveness of the New Investment Advisory Agreement is contingent upon the Merger but is not contingent upon the Bank Merger. The terms of the New Investment Advisory Agreement are the same as the terms of the Present Investment Advisory Agreements (as hereinafter defined) with BBNA and BayBanks Investment Management, Inc. ("BBIM"), except for the identity of the Investment Adviser.


     Here are some of the factors you should consider in determining whether to approve the New Investment Advisory Agreement:

     The Board of Trustees has unanimously approved the New Investment Advisory Agreement;

     There will be no change in the Funds' investment objectives or investment policies or in the duties of the investment adviser as a result of approval of the New Investment Advisory Agreement;

     There will be no change in the fees payable by the Funds to BayBank of Boston for advisory services as a result of approval of the New Investment Advisory Agreement; and

     The Board of Trustees has been advised that BayBank of Boston management currently intends that no significant changes in the persons currently responsible for providing daily investment advice to the Funds will be made by BayBank of Boston following the consummation of the Merger.
     BBIM, 155 Federal Street, Boston, MA 02110, a wholly-owned subsidiary of BBNA, serves as investment adviser to (i) the Money Market Fund pursuant to an investment advisory agreement dated June 6, 1991; and (ii) the Short Term Yield Fund, the Bond Fund, and the Equity Fund pursuant to an investment advisory agreement dated September 1, 1992 (each a "Present Investment Advisory Agreement"). BBNA, 175 Federal Street, Boston, MA 02110, a wholly-owned subsidiary of BayBanks, serves as investment adviser to the U.S. Treasury Fund pursuant to an investment advisory agreement dated September
 1, 1992, as amended March 1, 1996 (a "Present Investment Advisory Agreement" and, together with the investment advisory agreements between the Trust and BBIM, the "Present Investment Advisory Agreements.")

     Bank of Boston Corporation and BayBanks, Inc. have entered into an Agreement and Plan of Merger, dated as of December 12, 1995 (the "Merger Agreement"). BECAUSE THE MERGER WILL EFFECT A CHANGE IN CONTROL OF BBIM AND BBNA, THE PRESENT INVESTMENT ADVISORY AGREEMENTS WILL AUTOMATICALLY TERMINATE IN ACCORDANCE WITH THE TERMS OF EACH AS REQUIRED BY THE 1940 ACT. THUS, APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT BY SHAREHOLDERS OF EACH FUND IS BEING SOUGHT IN ORDER TO AVOID ANY INTERRUPTION IN THE PROVISION OF ADVISORY SERVICES TO EACH FUND.
     At meetings held on February 15 and May 16, 1996, the Trustees, including a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust, BBNA or BBIM, considered and approved the New Investment Advisory Agreement with BayBank of Boston, pursuant to which BayBank of Boston will act as the Trust's investment adviser. THE TERMS OF THE NEW INVESTMENT ADVISORY AGREEMENT ARE IDENTICAL TO THOSE OF THE PRESENT INVESTMENT ADVISORY AGREEMENTS WITH RESPECT TO DUTIES, FEES AND THE STANDARD OF CARE. The effective date of the New Investment Advisory Agreement will be the later of (i) approval by shareholders of the New Investment Advisory Agreement or (ii) the date of the consummation of the Merger (the "Closing Date"). It is currently expected that the Closing Date will occur during the third quarter of 1996. BayBank of Boston will be headquartered at 100 Federal Street, Boston, Massachusetts.

     Copies of the Present Investment Advisory Agreements and the New Investment Advisory Agreement appear as Exhibits A, B, C, and D, respectively, to this proxy statement and the descriptions of such agreements contained herein are qualified in their entirety by the provisions of such agreements as set forth in such exhibits.

     The Present Investment Advisory Agreement with respect to the Money Market Fund was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust or BBIM (or its affiliates), as defined in the 1940 Act (the "Requisite Vote of the Board of Trustees"), on May 17, 1991, and was most recently reapproved on May 16, 1996. The Present Investment Advisory Agreement with respect to the Money Market Fund was last submitted to a vote of shareholders on August 21, 1992, for the purpose of complying with the requirements of Section 15 of the 1940 Act.
     The Present Investment Advisory Agreement with respect to the Short Term Yield Fund, the Bond Fund, and the Equity Fund was approved by the Requisite Vote of the Board of Trustees on August 28, 1992, and was most recently reapproved on May 16, 1996. The present Investment Advisory Agreement with respect to the Short Term Yield Fund, the Bond Fund, and the Equity Fund was last submitted to a vote of shareholders on January 18, 1993, for the purpose of complying with the requirements of Section 15 of the 1940 Act.

     The initial form of the Present Investment Advisory Agreement with respect to the U.S. Treasury Fund was approved by the Requisite Vote of the Board of Trustees on August 28, 1992. The current form of the Present Investment Advisory Agreement with respect to the U.S. Treasury Fund (as amended to reflect the reorganization of certain BayBanks subsidiaries into
BBNA) was approved by the Requisite Vote of the Board of Trustees on February 16, 1996, and was most recently reapproved, in its current form, on May 16,
1996. The Present Investment Advisory Agreement with respect to the U.S. Treasury Fund was last submitted to a vote of shareholders on January 18, 1993, for the purpose of complying with the requirements of Section 15 of the 1940 Act.

     The terms of the New Investment Advisory Agreement (which are materially unchanged from the Present Investment Advisory Agreements) provide that BayBank of Boston, subject to the direction of the Board of Trustees, will provide a continuous investment program for each Fund, including investment research and management with respect to all securities and investments and cash equivalents in said Funds. BayBank of Boston will determine from time to time what securities and other investments will be purchased, retained or sold by the Trust with respect to the Funds.

     For its services under the Present Investment Advisory Agreements, BBIM is entitled to receive a fee computed and paid daily at the annual rate of
(i) forty one-hundredths of one percent (.40%) of the Money Market Fund's average daily net assets, (ii) fifty one-hundredths of one percent (.50%) of the Short Term Yield Fund's average daily net assets, (iii) sixty one-hundredths of one percent (.60%) of the Bond Fund's average daily net assets, and (iv) seventy one-hundredths of one percent (.70%) of the Equity Fund's average daily net assets. BBIM may voluntarily reduce such fee from time to time by notice to the Trust. For its services under the Present Investment Advisory Agreement, BBNA is entitled to receive from the U.S. Treasury Fund a fee computed and paid daily at the annual rate of twenty one-hundredths of one percent (.20%) of the Fund's average daily net assets. BBNA may voluntarily reduce such fee from time to time by notice to the Trust.

     These fees are identical in amount to the fees to which each of the Funds will be contractually subject under the New Investment Advisory Agreement.

     The Present Investment Advisory Agreements and the New Investment Advisory Agreement each provides that BBIM, BBNA, or BayBank of Boston respectively, may, from time to time and for such periods as it deems appropriate, further reduce its compensation by voluntarily reimbursing certain expenses of the Funds. During the fiscal year ended December 31, 1995, BBNA earned investment advisory fees from the U.S. Treasury Fund of $1,978,781. During the fiscal year ended December 31, 1995, BBIM earned aggregate investment advisory fees of $2,374,966. For the fiscal year ended December, 1995, investment advisory fees paid to BBIM, on a Fund by Fund basis, were as follows:


                                        Investment Advisory
                                        Fees Paid
Money Market Fund                       $869,240

Short Term Yield Fund                   $361,786

Bond Fund                               $360,071

Equity Fund                             $783,869

     BayBank Systems, Inc., a subsidiary of BayBanks, provides shareholder services to the Trust pursuant to a Shareholder Services Agreement dated December 1, 1992. For its services under the Shareholder Services Agreement, BayBank Systems, Inc. is entitled to receive a fee computed monthly at an annual rate of twenty-five one-hundredths of one percent (.25%) of the average daily net assets held during the month of the Investment Shares of each Fund. During the fiscal year ended December 31, 1995, BayBank Systems, Inc. earned aggregate shareholder service fees of $633,979.

     If approved by shareholders at this Special Meeting, the New Investment Advisory Agreement will continue for two years from the effective date, unless terminated, and may be renewed from year to year thereafter by the Board of Trustees. The continuation of the New Investment Advisory Agreement must be approved (a) by a majority vote of the Trustees, including a majority of the Trustees who are not parties to the New Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of the Trust, BBIM, BBNA, or BayBank of Boston cast in person at a meeting called for that purpose or
(b) by a vote of a majority of the outstanding voting securities of a Fund. The New Investment Advisory Agreement may be terminated as to a particular Fund at any time on sixty days' written notice, without the payment of any penalty, by the Trust (by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund) or by BayBank of Boston. The New Investment Advisory Agreement may not be assigned and shall terminate automatically in the event of its assignment, as defined in the 1940 Act.

     As do the Present Investment Advisory Agreements, the New Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties on the part of the investment adviser in the performance of its duties under the investment advisory agreement, the investment adviser shall not be liable to the Trust or any of the Funds or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security.

     The Trustees of the Trust, including the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust, or of BayBank of Boston, reviewed and unanimously approved the New Investment Advisory Agreement in person at meetings on February 15 and May 16, 1996, and have directed that it be submitted to the shareholders of the Trust for their approval.

     If the New Investment Advisory Agreement is approved by Fund shareholders and the Merger is thereafter consummated, the New Investment Advisory Agreement will be executed and become effective on the Closing Date. In the event the Merger is not consummated, the Present Investment Advisory Agreements will continue in accordance with their terms. In the event the Merger is consummated and the New Investment Advisory Agreement is not approved by Fund shareholders, the Board of Trustees will consider what further actions should be taken.

PROPOSED MERGER
     The Merger Agreement provides for the merger of Merger Corp. (a wholly-owned subsidiary of BKBC) with and into BayBanks with BayBanks surviving as a wholly-owned subsidiary of BKBC. It is contemplated that on or after the date of the Merger, their subsidiaries, The First National Bank of Boston and BayBank, N.A. will combine to become BayBank of Boston, N.A.

     Consummation of the Merger is subject to the satisfaction of certain conditions, including the receipt of all necessary regulatory approvals. In addition, approval of the Merger by the shareholders of BKBC and BayBanks was obtained on April 25, 1996. Shareholders of the Trust are not being asked to vote on the Merger. The Merger Agreement may be terminated and the Merger abandoned at any time prior to the Closing Date by the mutual consent of the parties or upon the occurrence of other events specified in the Merger Agreement. Completion of the Merger will occur as soon as practicable after satisfaction or waiver of the applicable conditions, which the parties anticipate will occur in mid-1996. However, the consummation of the Merger could be delayed as a result of delays in obtaining the necessary governmental regulatory approvals.

TRUSTEES' RECOMMENDATIONS AND OTHER INFORMATION

     The New Investment Advisory Agreement was approved by the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust or of BayBank of Boston, at a meeting held on February 15, 1996.
     THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS OF THE TRUST VOTE FOR THE PROPOSED NEW INVESTMENT ADVISORY AGREEMENT. In making this recommendation, the Trustees have considered information relating to BayBank of Boston's status following the completion of the Merger, including present capabilities and expertise in serving as investment adviser to the Trust. They have reviewed the terms of the New Investment Advisory Agreement, including the fact that no effective net change to the Trust's investment advisory fees is being proposed.

     Pursuant to the New Investment Advisory Agreement, BayBank of Boston will determine, subject to the general supervision of the Board of Trustees of the Trust and in accordance with each Fund's investment objective and restrictions, which securities are to be purchased and sold by a Fund, and which brokers are to be eligible to execute its portfolio transactions.
While BayBank of Boston will generally seek competitive spreads or commissions on behalf of each of the Funds, the Trust may not necessarily pay the lowest spread or commission available on each transaction. Allocation of transactions to various dealers will be determined by BayBank of Boston in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research to BayBank of Boston may receive orders for transactions by the Trust. Information so received will be in addition to and not in lieu of services required to be performed by BayBank of Boston and will not reduce the advisory fees payable to BayBank of Boston by the Trust. Such information may be useful to BayBank of Boston in serving both the Trust and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to BayBank of Boston in carrying out its obligations to the Trust.
     In connection with their recommendations to shareholders to vote for the New Investment Advisory Agreement, the Trustees were advised by BBIM and BBNA that no significant changes in the persons currently responsible for providing daily investment advice to the Trust are currently planned to be made by BayBank of Boston following consummation of the merger. BBIM and BBNA also advised the Trustees that they intend to examine all mutual fund activities of the combined entities subsequent to consummation of the Merger, and that management of the Trust would be advised regarding the findings of the examination of these activities. Accordingly, BBIM and BBNA have advised the Trustees that they are unable currently to predict whether changes will be recommended which would materially impact the Trust's operations or when such changes, if recommended, would be proposed. Nevertheless, the Trustees, including all members of the Board of Trustees who are not interested persons of the Trust, BBIM and BBNA, or BayBank of Boston concluded that BayBank of Boston will be fully capable of performing the services contemplated by the New Investment Advisory Agreement and recommended that the New Investment Advisory Agreement be approved by the shareholders of the Trust.

     With regard to the New Investment Advisory Agreement, the 1940 Act provides that, in connection with the sale of any interest in an investment adviser which results in the "assignment" of an investment advisory contract, an investment adviser of a registered investment company, or an affiliated person of such investment adviser, may receive any amount or benefit if (i) for a period of three years after the sale, at least 75% of the members of the Board of Trustees of the investment company are not interested persons of the investment adviser or the predecessor adviser, and (ii) there is no "unfair burden" imposed on the investment company as a result of such sale or any express or implied terms, conditions or understanding applicable thereto. For this purpose, "unfair burden" is defined to include any arrangement during the two-year period after the transaction, whereby the investment adviser or its predecessor or successor investment advisers, or any interested persons of any such adviser, receives or is entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company other than bona fide ordinary compensation as principal underwriter for such company, or (ii) from the investment company or its security holders for other than bona fide investment advisory or other services. This provision of the 1940 Act was enacted by Congress in 1975 to make it clear that an investment adviser (or an affiliated person of the adviser) can realize a profit on the sale of the adviser's business subject to the two safeguards described above. In accordance with the safeguards imposed by the 1940 Act, at least 75% of the members of the Board of Trustees of the Trust currently are not comprised of interested persons of BBIM, BBNA, or BayBank of Boston. Also, for at least three years after the Merger, the Trustees must continue to meet this composition percentage in order for BayBank of Boston to continue to serve as investment adviser to the Funds. Additionally, the Board of Trustees of the Trust has received assurance from BBIM, BBNA and BayBank of Boston that no "unfair burden" will be imposed on the Trust as a result of the proposed transaction.

     THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT THE SHAREHOLDERS APPROVE THE NEW INVESTMENT ADVISORY AGREEMENT.
            INFORMATION ABOUT BAYBANKS, BBNA AND BBIM

BayBanks

     BayBanks, established in 1928, is a registered bank holding company and savings and loan holding company that provides a complete range of banking, investment, and related financial services, with particular emphasis on consumer and middle market business customers. BayBanks' largest subsidiary is BayBank, N.A., a national bank based in Boston with branches in Massachusetts and Connecticut. BayBanks also has national bank and savings association subsidiaries in New Hampshire. BayBanks is well known for its use of advanced banking technology, featuring state-of-the-art computer and telecommunications technology to process customer transactions, provide customer information, and increase the efficiency of its data processing activities. BayBanks is a recognized leader in consumer banking, with the largest consumer market share in Massachusetts.

BBNA

     BBNA, a wholly-owned subsidiary of BayBanks, is the adviser to the U.S. Treasury Fund and manages approximately $1.1 billion of assets (as of December 31, 1995) in the U.S. Treasury Fund. BBNA, through its Capital Markets Division, manages more than $2.6 billion of assets in the investment portfolios of BayBanks. BBNA is the successor to BayBank Boston, N.A., the former adviser to the U.S. Treasury Fund. BBNA was created in order to restructure the banking subsidiaries of BayBanks into a single national bank, effective October 31, 1995.

BBIM

     BBIM, a wholly-owned subsidiary of BBNA, is the adviser for the Money Market, Short Term Yield, Bond and Equity Funds and is a registered investment adviser that provides investment advisory services for trust and other managed assets. BBIM was established as a separate subsidiary of BayBanks in 1985, but its predecessor division and personnel have been providing investment advisory services to BayBanks' customers for more than 65 years. As of December 31, 1995, the Trust Division of BBNA acted as custodian for assets totaling $5.4 billion. Of this amount, BBIM managed $1.7 billion of discretionary assets. BBIM and BBNA have been managing commingled funds for over twenty years. At the present time BBIM serves as adviser to 6 such commingled funds with total assets of approximately $308 million. BBIM has managed mutual funds since August 1991 and manages approximately $448 million of assets (as of December 31, 1995) in various portfolios of the Trust.

     The principal executive offices of BayBanks and BBNA are located at 175 Federal Street, Boston, MA 02110. BBIM's principal executive offices are located at 155 Federal Street, Boston, MA 02110.


                     INFORMATION ABOUT BKBC
                      AND BAYBANK OF BOSTON

BKBC

     BKBC is a registered bank holding company, organized in 1970 under Massachusetts law, which, through its subsidiaries and joint ventures, is engaged in providing a wide variety of retail, corporate and international financial services to individuals, corporate and institutional customers, governments, and other financial institutions. These services include retail banking, consumer finance, private banking, trust, mortgage origination and servicing, domestic corporate and investment banking, leasing, international banking, commercial real estate lending, correspondent banking, and securities and payments processing. BKBC's principal subsidiary is BayBank of Boston, a national banking association. Other major banking subsidiaries of BKBC include Bank of Boston Connecticut and Rhode Island Hospital Trust National Bank.

     BKBC's and BayBank of Boston's principal executive offices are located at 100 Federal Street, Boston, Massachusetts 02110.

BayBank of Boston

     BayBank of Boston is the successor to a number of banking institutions, the first of which was chartered in 1784. All of the capital stock of BayBank of Boston (except directors' qualifying shares) is owned directly or indirectly by BKBC. BayBank of Boston has been providing asset management services since 1890. The Private Bank Division of BayBank of Boston is the investment management group within BayBank of Boston that will advise the Trust. As of December 31, 1995, The Private Bank was responsible for the investment management of approximately $16 billion of individual, institutional, endowment and corporate assets, including $2.5 billion of 1784 Funds assets, in money market, equity, and fixed income securities. The Private Bank has earned national recognition and respect as investment managers.

     BayBank of Boston presently serves as investment adviser to 1784 Funds, an open-end management investment company consisting of 14 portfolios. The following table shows the name of each portfolio having an investment objective similar to a portfolio of the Trust, the portfolio's assets under management at
March 31, 1996 (in millions of dollars), the contractual investment advisory fee as an annual percentage of assets under management, and the investment advisory fee after voluntary waivers by BayBank of Boston:

                                                               Contractual
Fee After
          Fund                          Assets              Fee
Waiver

1784 U.S. Treasury Money Market Fund $71.1       0.40      0.40

1784 Institutional U.S. Treasury Money Fund    656.6       0.20  0.12

1784 Short-Term Income Fund                     86.9       0.50  0.50

1784 Income Fund                               223.4       0.74  0.60

1784 Growth Fund                                NA         0.74  0.74

1784 Growth and Income Fund                    288.0       0.74  0.74



                     OFFICERS AND DIRECTORS

     The principal executive officer and directors of BayBank of Boston (prior to the Merger) are:*


NAME                  POSITION WITH          PRINCIPAL OCCUPATION AND
                      BAYBANK OF BOSTON      BUSINESS ADDRESS

Charles K. Gifford    Principal Executive
                      Officer, Director      Chairman, President and Chief
                                             Executive Officer of BKBC and of
                                             BayBank of Boston, 100 Federal
                                             Street, Boston, MA 02110.

Wayne A. Budd         Director
                                             ----------------------------
Alice F. Emerson      Director               Senior Fellow, The Andrew W.
                                             Mellon Foundation, 140 East 62nd
                                             St., New York, NY 10021.

Paul C. O'Brien       Director               President of The O'Brien Group,
                                             Inc., One International Place-
                                             30th Floor, Boston, MA 02110.

John W. Rowe          Director               President and Chief Executive
                                             Officer of New England Electric
                                             System, 25 Research Drive,
                                             Westborough, MA 01582.

Gary L. Countryman    Director               Chairman and Chief Executive
                                             Officer of Liberty Mutual
                                             Insurance Company, 175 Berkeley
                                             Street, Boston, MA 02117.

J. Donald Monan, S.J. Director               President of Boston College, 18
                                             Old Colony Road, Chestnut Hill,
                                             MA 02167.

Richard A. Smith      Director               Chairman of the Board of Harcourt
                                             General, Inc. and the Nieman-
                                             Marcus Group, Inc.; Chairman and
                                             Chief Executive Officer of GC
                                             Companies, Inc. , 27 Boylston
                                             Street, Chestnut Hill, MA 02167.

NAME                  POSITION WITH          PRINCIPAL OCCUPATION AND
                      BAYBANK OF BOSTON      BUSINESS ADDRESS


William C. Van Faasen Director               President and Chief Executive
                                             Officer of Blue Cross and Blue
                                             Shield of Massachusetts, Inc.,
                                             100 Summer Street-01-31, Boston,
                                             MA 02110.

William F. Connell    Director               Chairman and Chief Executive
                                             Officer of Connell Limited
                                             Partnership, One International
                                             Place, 31st Floor, Boston, MA
                                             02110.

Thomas J. May         Director               Chairman, President and Chief
                                             Executive Officer of Boston
                                             Edison Company, 800 Boylston
                                             Street, Boston, MA 02199.

Donald F. McHenry     Director               University Research Professor of
                                             Diplomacy and International
                                             Relations, Georgetown University,
                                             Washington, D.C. 20057-1052.

Thomas B. Wheeler     Director               President and Chief Executive
                                             Officer of Massachusetts Mutual
                                             Life Insurance Company, 1295
                                             State Street, Springfield, MA
                                             01111.

Alfred M. Zeien       Director               Chairman of the Board and Chief
                                             Executive Officer of The Gillette
                                             Company, Prudential Tower
                                             Building, Boston, MA 02199.

*From and after the Merger, the BayBank of Boston Board will be expanded by four members, and William M. Crozier, Jr., John A. Cervieri Jr., Thomas R. Piper, and Glenn P. Strehle, will be appointed as members of the BayBank of Boston Board.

                 AFFILIATED BROKER TRANSACTIONS

     In the fiscal year ended December 31, 1995, no brokerage commissions were paid to affiliated brokers of the Trust or of BBIM or BBNA on account of trading for the Funds.

                  OTHER MATTERS AND DISCRETION
                  OF PERSONS NAMED IN THE PROXY

     The Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to BayFunds, Federated Investors Tower, Pittsburgh, PA 15222-3779, so that they are received within a reasonable time before any such meeting.

     While the Special Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the management intends to present or knows that others will present is the business stated in the Notice of Meeting. If any other matters lawfully come before the Special Meeting, and in all procedural matters at said Special meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the persons named as proxies therein, or their substitutes, present and acting at the Special Meeting.

     If at the time any session of the Special Meeting is called to order, a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Special Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies that they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its or their approval have been received and it is otherwise appropriate.

     As of May  10, 1996, the Trust believes that BBNA was the shareholder of
record of       (    %) of the Investment Shares and       (    %) of the
          -----  ----                                -----  ----
Trust Shares of the Money Market Fund,       (    %) of the Investment Shares
                                       -----  ----
and       (    %) of the Institutional Shares of the U.S. Treasury Fund,
    -----  ----
      (    %) of the Investment Shares and       (    %) of the Institutional
- -----  ----                                -----  ----
Shares of the Short Term Yield Fund,       (    %) of the Investment Shares
                                     -----  ----
and       (    %) of the Institutional Shares of the Bond Fund, and
    -----  ----                                                     -----
(    %) of the Investment Shares and       (    %) of the Institutional
 ----                                -----  ----
Shares of the Equity Fund.  As of May  10, 1996, the Trust believes that BBNA
had voting power with respect to       (    %) of the Money Market Fund Trust
                                 -----  ----
Shares,       (    %) of the U.S. Treasury Fund Institutional  Shares,
        -----  ----                                                    -----
(    %) of the Short Term Yield Fund Institutional Shares,       (    %) of
 ----                                                      -----  ----
the Bond Fund Institutional Shares, and       (    %) of the Equity Fund
                                        -----  ----
Institutional Fund Shares. As a result, BBNA may be deemed to be a "controlling person" of each of the Funds under the 1940 Act.

     The following list indicates the beneficial ownership of the shareholders who, to the best knowledge of the Trust, are the beneficial owners of more than 5% of the outstanding Shares of a Fund as of May 10, 1996:

                                                     PERCENTAGE OF
                        NUMBER OF SHARES             BENEFICIAL
NAME AND ADDRESS       BENEFICIALLY OWNED            OWNERSHIP







     The table below indicates each additional person other than BayBanks and the beneficial owners listed above who own of record 5% or more of the Investment Shares of the following Funds of the Trust as of May 10, 1996:

                                                     PERCENTAGE OF
                        NUMBER OF SHARES             BENEFICIAL
NAME AND ADDRESS       BENEFICIALLY OWNED            OWNERSHIP

     No person other than BBNA and beneficial owners listed above own of record more than 5% of the Trust/Institutional Shares of a Fund. As of May 10, 1996, the Officers and Trustees of the Trust owned less than 1% of a Fund's outstanding Shares.


INFORMATION ABOUT THE TRUST'S ADMINISTRATOR AND PRINCIPAL UNDERWRITER

     The Trust's administrator is Federated Administrative Services ("FAS"), Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The Trust's principal distributor is Federated Securities Corp., Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779, a Pennsylvania corporation organized on November 14, 1969. Federated Securities Corp. and FAS each are subsidiaries of Federated Investors. Federated Securities Corp. is the principal distributor for a number of investment companies. The following persons are officers of the Trust and may be deemed to have an interest in FAS or Federated Securities Corp. by virtue of their status as employees and/or executive officers of Federated Investors or its subsidiaries:


          NAME                            POSITION WITH TRUST

          Glen R. Johnson                 President and Treasurer

          C. Christine Thomson            Vice President and
                                          Assistant Treasurer

          Victor R. Siclari               Secretary

     BBIM and BBNA have dealer agreements with Federated Securities Corp. pursuant to which BBIM and BBNA are authorized to place orders with the Trust's Transfer Agent for the purchase of Shares and tender Shares to the Transfer Agent for redemption.

     If you do not expect to attend the Special Meeting, please sign your proxy card promptly and return it in the enclosed envelope to avoid unnecessary expense and delay. No postage is necessary.


May  17, 1996

                                                                    EXHIBIT A
                                  BAYFUNDS
                        INVESTMENT ADVISORY CONTRACT


     This Contract is made this 6th day of June, 1991, between BAYBANKS INVESTMENT MANAGEMENT, INC., an investment adviser registered under the Investment Advisers Act of 1940, having its principal place of business in Boston, Massachusetts (the "Adviser"), and BAYFUNDS, a Massachusetts business trust having its principal place of business in Pittsburgh, Pennsylvania (the "Trust").

    WHEREAS, the Trust is an "open-end company" as that term is defined in the Investment Company Act of 1940 (the "Act") and is registered as such with the Securities and Exchange Commission; and

     WHEREAS, the Adviser is engaged in the business of rendering investment advisory and management services.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

     1. The Trust hereby appoints Adviser as Investment Adviser for each of the portfolios ("Funds") of the Trust on whose behalf the Trust executes an exhibit to this Contract, and Adviser, by its execution of each such exhibit, accepts the appointments. Subject to the direction of the Trustees of the Trust, Adviser shall provide investment research and supervision of the investments of each of the Funds and conduct a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of each Fund's assets. The Adviser shall determine the securities to be purchased or sold by the Fund and will place orders pursuant to its determinations with or through such brokers or dealers in conformity with such policies with respect to brokerage as the Trust shall establish from time to time and convey to the Adviser.

     2. Adviser, in its supervision of the investments of each of the Funds will be guided by each Fund's fundamental investment policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Trust and as set forth in the Trust's Registration Statement (as hereinafter defined) and exhibits thereto as may be on file with the Securities and Exchange Commission. The Trust shall deliver copies of all such investment policies and of the Declaration of Trust and By-Laws of the Trust, as amended from time to time, and the Registration Statements to the Adviser, promptly upon such documents becoming available.

     3. The Trust shall pay or cause to be paid, on behalf of each Fund, all of the Fund's expenses and the Fund's allocable share of Trust expenses, including without limitation, the expenses of organizing the Trust and continuing its existence; fees and expenses of officers and Trustees of the Trust; fees for investment advisory services and administrative personnel and services; fees and expenses of preparing and filing its Registration Statements under the Securities Act of 1933 and the Act and any amendments thereto (collectively, the "Registration Statements"); expenses of registering and qualifying the Trust, the Funds and shares of the Funds ("Shares") under Federal and state laws and regulations; expenses of preparing, printing and distributing prospectuses (and any amendments thereto) and sales literature; interest expense, taxes, fees and commissions of every kind; expenses of issue (including cost of Share certificates), purchase, repurchase and redemption of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents and registrars; printing and mailing costs, auditing, accounting and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations therefor; insurance expenses; association membership dues; and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust and the Funds.
The Trust will also pay each Fund's allocable share of such extraordinary expenses as may arise, including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Trust to indemnify its officers, Trustees, employees, distributors, and agents with respect thereto.

     4. The Trust, on behalf of each of the Funds, shall pay to Adviser, for all services rendered to such Fund by Adviser hereunder, the fees set forth in the exhibits attached hereto.

     5. The net asset value of each Fund's Shares as used herein will be calculated to the nearest 1/10th of one cent.

     6. The Adviser may from time to time and for such periods as it deems appropriate reduce its compensation (and, if appropriate, assume expenses of one or more of the Funds) to the extent that any Fund's expenses exceed such lower expense limitation as the Adviser may, by notice to the Fund, voluntarily declare to be effective.

     7. This Contract shall begin for each Fund as of the date of execution of the applicable exhibit and shall continue in effect with respect to each Fund presently set forth on an exhibit (and any subsequent Funds added pursuant to an exhibit during the initial term of this contact) for two years from the date of this contract set forth above and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party (other than as Trustees of the Trust), cast in person at a meeting called for that purpose; and (b) Adviser shall not have notified a Fund in writing at least sixty (60) days prior to the anniversary date of this Contract in any year thereafter that it does not desire such continuation with respect to that Fund. If a Fund is added after the first approval by the Trustees as described above, this Contract will be effective as to that Fund upon execution of the applicable exhibit and will continue in effect until the next annual approval of this Contract by the Trustees and thereafter for successive periods of one year, subject to approval as described above.

     8. Notwithstanding any provision in this Contract, it may be terminated at any time with respect to any Fund, without the payment of any penalty, by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of that Fund, as defined in Section 2(a)(42) of the Act on sixty (60) days' written notice to Adviser.

     9. This Contract may not be assigned by Adviser and shall automatically terminate in the event of any assignment. Adviser may employ or contract with such other person, persons, corporation or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Contract.

     10. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under this Contract on the part of Adviser, Adviser shall not be liable to the Trust or to any of the Funds or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security.

     11. This Contract may be amended at any time by agreement of the parties provided that the amendment shall be approved both by the vote of a majority of the Trustees of the Trust, including a majority of Trustees who are not parties to this Contract or interested persons of any such party to this Contract (other than as Trustees of the Trust), cast in person at a meeting called for that purpose, and on behalf of a Fund by a majority of the outstanding voting securities of such Fund as defined in Section 2(a)(42) of the Act.

     12. The Adviser acknowledges that all sales literature for investment companies (such as the Trust) are subject to strict regulatory oversight. The Adviser agrees to submit any proposed sales literature for the Trust (or any Fund) or for itself or its affiliates which mentions the Trust
(or any Fund) to the Trust's distributor for review and filing with the appropriate regulatory authorities prior to the public release of any such sales literature. The Trust agrees to cause its distributors to promptly review all such sales literature to ensure compliance with relevant requirements, to promptly advise Adviser of any deficiencies contained in such sales literature, to promptly file complying sales literature with the relevant authorities, and to cause such sales literature to be distributed to prospective investors in the Trust.

     13. Adviser is hereby expressly put on notice of the limitation of liability as set forth in Article XI of the Declaration of Trust and agrees that the obligations pursuant to this Contract of a particular Fund and of the Trust with respect to that particular Fund be limited solely to the assets of that particular Fund, and Adviser shall not seek satisfaction of any such obligation from the assets of any other Fund, the shareholders of any Fund, the Trustees, officers, employees or agents of the Trust, or any of them.

     14. This Contract shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania, provided, however, that nothing herein shall be construed in a manner inconsistent with the Act, the Investment Advisers Act of 1940, or the rules and regulations promulgated pursuant to such respective Acts.

     15. This Contract will become binding on the parties hereto upon their execution of the attached exhibits to this Contract.




                        INVESTMENT ADVISORY CONTRACT

                                  EXHIBIT A

                       BAYFUNDS MONEY MARKET PORTFOLIO



     For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

     The fee shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.
     The advisory fee so accrued shall be paid to Adviser daily.

     The right of the Adviser as set forth in Paragraph 6 of this Contract to assume expenses of one or more of the Funds shall also apply as to any classes of shares of the above-named Fund.

     Witness the due execution hereof this 6th day of June, 1991.



Attest:                         BAYBANKS INVESTMENT MANAGEMENT, INC.



/s/ Judith Benson               By: /s/ Richard J. Redick
                          Clerk                    Managing Director



Attest:                         BAYFUNDS



/s/ John W. McGonigle           By: /s/ Edward C. Gonzales
                      Secretary                            President


                                                                    Exhibit B
                                  BAYFUNDS

                        INVESTMENT ADVISORY CONTRACT


     This Contract is made this 1ST DAY OF SEPTEMBER, 1992, between BAYBANKS INVESTMENT MANAGEMENT, INC., an investment adviser registered under the Investment Advisers Act of 1940, having its principal place of business in Cambridge, Massachusetts (the "Adviser"), and BAYFUNDS, a Massachusetts business trust having its principal place of business in Pittsburgh, Pennsylvania (the "Trust").

     WHEREAS, the Trust is an "open-end company" as that term is defined in the Investment Company Act of 1940 (the "Act") and is registered as such with the Securities and Exchange Commission; and

     WHEREAS, the Adviser is engaged in the business of rendering investment advisory and management services.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

     1. The Trust hereby appoints Adviser as Investment Adviser for each of the portfolios ("Funds") of the Trust on whose behalf the Trust executes an exhibit to this Contract, and Adviser, by its execution of each such exhibit, accepts the appointments. Subject to the direction of the Trustees of the Trust, Adviser shall provide investment research and supervision of the investments of each of the Funds and conduct a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of each Fund's assets. The Adviser shall determine the securities to be purchased or sold by the Fund and will place orders pursuant to its determinations with or through such brokers or dealers in conformity with such policies with respect to brokerage as the Trust shall establish from time to time and convey to the Adviser.

     2. Adviser, in its supervision of the investments of each of the Funds will be guided by each Fund's fundamental investment policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Trust and as set forth in the Trust's Registration Statement (as hereinafter defined) and exhibits thereto as may be on file with the Securities and Exchange Commission. The Trust shall deliver copies of all such investment policies and of the Declaration of Trust and By-Laws of the Trust, as amended from time to time, and the Registration Statements to the Adviser, promptly upon such documents becoming available.

     3. The Trust shall pay or cause to be paid, on behalf of each Fund, all of the Funds' expenses and the Funds' allocable share of Trust expenses, including without limitation, the expenses of organizing the Trust and continuing its existence; fees and expenses of officers and Trustees of the Trust; fees for investment advisory services and administrative personnel and services; fees and expenses of preparing and filing its Registration Statements under the Securities Act of 1933 and the Act and any amendments thereto (collectively, the "Registration Statements"); expenses of registering and qualifying the Trust, the Funds and shares of the Funds ("Shares") under Federal and state laws and regulations; expenses of preparing, printing and distributing prospectuses (and any amendments thereto) and sales literature; interest expense, taxes, fees and commissions of every kind; expenses of issue (including cost of Share certificates), purchase, repurchase and redemption of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents and registrars; printing and mailing costs, auditing, accounting and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations therefor; insurance expenses; association membership dues; and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust and the Funds. The Trust will also pay each Fund's allocable share of such extraordinary expenses as may arise, including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Trust to indemnify its officers, Trustees, employees, distributors, and agents with respect thereto.

     4. The Trust, on behalf of each of the Funds, shall pay to Adviser, for all services rendered to such Fund by Adviser hereunder, the fees set forth in the exhibits attached hereto.

     5. The net asset value of each Fund's Shares as used herein will be calculated to the nearest 1/10th of one cent.

     6. The Adviser may from time to time and for such periods as it deems appropriate reduce its compensation (and, if appropriate, assume expenses of one or more of the Funds) to the extent that any Fund's expenses exceed such lower expense limitation as the Adviser may, by notice to the Fund, voluntarily declare to be effective.

     7. This Contract shall begin for each Fund as of the date of execution of the applicable exhibit and shall continue in effect with respect to each Fund presently set forth on an exhibit (and any subsequent Funds added pursuant to an exhibit during the initial term of this Contract) for two years from the date of this Contract set forth above and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party (other than as Trustees of the Trust), cast in person at a meeting called for that purpose; and (b) Adviser shall not have notified a Fund in writing at least sixty (60) days prior to the anniversary date of this Contract in any year thereafter that it does not desire such continuation with respect to that Fund. If a Fund is added after the first approval by the Trustees as described above, this Contract will be effective as to that Fund upon execution of the applicable exhibit and will continue in effect until the next annual approval of this Contract by the Trustees and thereafter for successive periods of one year, subject to approval as described above.

     8. Notwithstanding any provision in this Contract, it may be terminated at any time with respect to any Fund, without the payment of any penalty, by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of that Fund, as defined in Section 2(a)(42) of the Act on sixty (60) days' written notice to Adviser.

     9. This Contract may not be assigned by Adviser and shall automatically terminate in the event of any assignment. For purposes of this Contract, "assignment" shall have the meaning assigned to that term in Section 2(a)(4) of the Act. Adviser may employ or contract with such other person, persons, corporation or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Contract.

     10. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under this Contract on the part of Adviser, Adviser shall not be liable to the Trust or to any of the Funds or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security.

     11. This Contract may be amended at any time by agreement of the parties provided that the amendment shall be approved by the vote of a majority of the Trustees of the Trust, including a majority of Trustees who are not parties to this Contract or interested persons of any such party to this Contract (other than as Trustees of the Trust), cast in person at a meeting called for that purpose, and, where required by Section 15(a)(2) of the Act, on behalf of a Fund by a majority of the outstanding voting securities of such Fund as defined in Section 2(a)(42) of the Act.

     12. The Adviser acknowledges that all sales literature for investment companies (such as the Trust) are subject to strict regulatory oversight. The Trust agrees to cause its distributor to promptly review all such sales literature to ensure compliance with relevant requirements, to promptly advise Adviser of any deficiencies contained in such sales literature, to promptly file complying sales literature with the relevant authorities, and to cause such sales literature to be distributed to prospective investors in the Trust.

     13. Adviser is hereby expressly put on notice of the limitation of liability as set forth in Article XI of the Declaration of Trust and agrees that the obligations pursuant to this Contract of a particular Fund and of the Trust with respect to that particular Fund be limited solely to the assets of that particular Fund, and Adviser shall not seek satisfaction of any such obligation from the assets of any other Fund, the shareholders of any Fund, the Trustees, officers, employees or agents of the Trust, or any of them.

     14. This Contract shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania, provided, however, that nothing herein shall be construed in a manner inconsistent with the Act, the Investment Advisers Act of 1940, or the rules and regulations promulgated pursuant to such respective Acts.

     15. This Contract will become binding on the parties hereto upon their execution of the attached exhibits to this Contract.

     16. The parties hereto acknowledge that BayBanks, Inc. has reserved the right to grant the non-exclusive use of the name "BayFunds" or any derivative thereof to any other investment company, investment company portfolio, investment adviser, distributor or other business enterprise pursuant to the terms of a Service Mark License Agreement, dated June 6, 1991.




                        INVESTMENT ADVISORY CONTRACT

                                  EXHIBIT A

                     BAYFUNDS SHORT TERM YIELD PORTFOLIO



     For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .50 of 1% of the average daily net assets of the Fund.

     The fee shall be accrued daily at the rate of 1/365th of .50 of 1% applied to the daily net assets of the Fund.

     The advisory fee so accrued shall be paid to Adviser daily.

     The right of the Adviser as set forth in Paragraph 6 of this Contract to assume expenses of one or more of the Funds shall also apply as to any classes of shares of the above-named Fund.

     Witness the due execution hereof this 1ST DAY OF SEPTEMBER, 1992.



Attest:                            BAYBANKS INVESTMENT MANAGEMENT, INC.



/s/Judith K. Benson                     By:/s/John J. Arena
                            Clerk                                   President



Attest:                             BAYFUNDS



/s/J. W. McGonigle                      By:/s/E. C. Gonzales
                        Secretary                                   President

                        INVESTMENT ADVISORY CONTRACT

                                  EXHIBIT B

                          BAYFUNDS EQUITY PORTFOLIO



     For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .70 of 1% of the average daily net assets of the Fund.

     The fee shall be accrued daily at the rate of 1/365th of .70 of 1% applied to the daily net assets of the Fund.

     The advisory fee so accrued shall be paid to Adviser daily.

     The right of the Adviser as set forth in Paragraph 6 of this Contract to assume expenses of one or more of the Funds shall also apply as to any classes of shares of the above-named Fund.

     Witness the due execution hereof this 1ST DAY OF SEPTEMBER, 1992.



Attest:                            BAYBANKS INVESTMENT MANAGEMENT, INC.
/s/Judith K. Benson                     By:John J. Arena
                            Clerk                                   President



Attest:                             BAYFUNDS



/s/J. W. McGonigle                      By:/s/E. C. Gonzales
                        Secretary                                   President



                        INVESTMENT ADVISORY CONTRACT

                                  EXHIBIT C

                           BAYFUNDS BOND PORTFOLIO



     For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .60 of 1% of the average daily net assets of the Fund.

     The fee shall be accrued daily at the rate of 1/365th of .60 of 1% applied to the daily net assets of the Fund.

     The advisory fee so accrued shall be paid to Adviser daily.

     The right of the Adviser as set forth in Paragraph 6 of this Contract to assume expenses of one or more of the Funds shall also apply as to any classes of shares of the above-named Fund.

     Witness the due execution hereof this 1ST DAY OF SEPTEMBER, 1992.



Attest:                            BAYBANKS INVESTMENT MANAGEMENT, INC.



/s/Judith K. Benson                     By:/s/John J. Arena
                            Clerk                                   President



Attest:                             BAYFUNDS



/s/J. W. McGonigle                      By:/s/E. C. Gonzales
                        Secretary                                   President
                                                                    Exhibit C
                                  BAYFUNDS

                        INVESTMENT ADVISORY CONTRACT


     This Contract is made this 1ST DAY OF SEPTEMBER, 1992, between BAYBANK BOSTON, N.A., having its principal place of business in Boston, Massachusetts (the "Adviser"), and BAYFUNDS, a Massachusetts business trust having its principal place of business in Pittsburgh, Pennsylvania (the "Trust").

     WHEREAS, the Trust is an "open-end company" as that term is defined in the Investment Company Act of 1940 (the "Act") and is registered as such with the Securities and Exchange Commission; and

     WHEREAS, the Adviser is engaged in the business of rendering investment advisory and management services.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

     1. The Trust hereby appoints Adviser as Investment Adviser for each of the portfolios ("Funds") of the Trust on whose behalf the Trust executes an exhibit to this Contract, and Adviser, by its execution of each such exhibit, accepts the appointments. Subject to the direction of the Trustees of the Trust, Adviser shall provide investment research and supervision of the investments of each of the Funds and conduct a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of each Fund's assets. The Adviser shall determine the securities to be purchased or sold by the Fund and will place orders pursuant to its determinations with or through such brokers or dealers in conformity with such policies with respect to brokerage as the Trust shall establish from time to time and convey to the Adviser.

     2. Adviser, in its supervision of the investments of each of the Funds will be guided by each Fund's fundamental investment policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Trust and as set forth in the Trust's Registration Statement (as hereinafter defined) and exhibits thereto as may be on file with the Securities and Exchange Commission. The Trust shall deliver copies of all such investment policies and of the Declaration of Trust and By-Laws of the Trust, as amended from time to time, and the Registration Statements to the Adviser, promptly upon such documents becoming available.

     3. The Trust shall pay or cause to be paid, on behalf of each Fund, all of the Funds' expenses and the Funds' allocable share of Trust expenses, including without limitation, the expenses of organizing the Trust and continuing its existence; fees and expenses of officers and Trustees of the Trust; fees for investment advisory services and administrative personnel and services; fees and expenses of preparing and filing its Registration Statements under the Securities Act of 1933 and the Act and any amendments thereto (collectively, the "Registration Statements"); expenses of registering and qualifying the Trust, the Funds and shares of the Funds ("Shares") under Federal and state laws and regulations; expenses of preparing, printing and distributing prospectuses (and any amendments thereto) and sales literature; interest expense, taxes, fees and commissions of every kind; expenses of issue (including cost of Share certificates), purchase, repurchase and redemption of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents and registrars; printing and mailing costs, auditing, accounting and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations therefor; insurance expenses; association membership dues; and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust and the Funds. The Trust will also pay each Fund's allocable share of such extraordinary expenses as may arise, including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Trust to indemnify its officers, Trustees, employees, distributors, and agents with respect thereto.

     4. The Trust, on behalf of each of the Funds, shall pay to Adviser, for all services rendered to such Fund by Adviser hereunder, the fees set forth in the exhibits attached hereto.

     5. The net asset value of each Fund's Shares as used herein will be calculated to the nearest 1/10th of one cent.

     6. The Adviser may from time to time and for such periods as it deems appropriate reduce its compensation (and, if appropriate, assume expenses of one or more of the Funds) to the extent that any Fund's expenses exceed such lower expense limitation as the Adviser may, by notice to the Fund, voluntarily declare to be effective.

     7. This Contract shall begin for each Fund as of the date of execution of the applicable exhibit and shall continue in effect with respect to each Fund presently set forth on an exhibit (and any subsequent Funds added pursuant to an exhibit during the initial term of this Contract) for two years from the date of this Contract set forth above and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party (other than as Trustees of the Trust), cast in person at a meeting called for that purpose; and (b) Adviser shall not have notified a Fund in writing at least sixty (60) days prior to the anniversary date of this Contract in any year thereafter that it does not desire such continuation with respect to that Fund. If a Fund is added after the first approval by the Trustees as described above, this Contract will be effective as to that Fund upon execution of the applicable exhibit and will continue in effect until the next annual approval of this Contract by the Trustees and thereafter for successive periods of one year, subject to approval as described above.

     8. Notwithstanding any provision in this Contract, it may be terminated at any time with respect to any Fund, without the payment of any penalty, by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of that Fund, as defined in Section 2(a)(42) of the Act on sixty (60) days' written notice to Adviser.

     9. This Contract may not be assigned by Adviser and shall automatically terminate in the event of any assignment. For purposes of this Contract, "assignment" shall have the meaning assigned to that term in Section 2(a)(4) of the Act. Adviser may employ or contract with such other person, persons, corporation or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Contract.

     10. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under this Contract on the part of Adviser, Adviser shall not be liable to the Trust or to any of the Funds or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security.

     11. This Contract may be amended at any time by agreement of the parties provided that the amendment shall be approved by the vote of a majority of the Trustees of the Trust, including a majority of Trustees who are not parties to this Contract or interested persons of any such party to this Contract (other than as Trustees of the Trust), cast in person at a meeting called for that purpose, and, where required by Section 15(a)(2) of the Act, on behalf of a Fund by a majority of the outstanding voting securities of such Fund as defined in Section 2(a)(42) of the Act.

     12. The Adviser acknowledges that all sales literature for investment companies (such as the Trust) are subject to strict regulatory oversight. The Trust agrees to cause its distributor to promptly review all such sales literature to ensure compliance with relevant requirements, to promptly advise Adviser of any deficiencies contained in such sales literature, to promptly file complying sales literature with the relevant authorities, and to cause such sales literature to be distributed to prospective investors in the Trust.

     13. Adviser is hereby expressly put on notice of the limitation of liability as set forth in Article XI of the Declaration of Trust and agrees that the obligations pursuant to this Contract of a particular Fund and of the Trust with respect to that particular Fund be limited solely to the assets of that particular Fund, and Adviser shall not seek satisfaction of any such obligation from the assets of any other Fund, the shareholders of any Fund, the Trustees, officers, employees or agents of the Trust, or any of them.
     14. This Contract shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania, provided, however, that nothing herein shall be construed in a manner inconsistent with the Act, the Investment Advisers Act of 1940, or the rules and regulations promulgated pursuant to such respective Acts.

     15. This Contract will become binding on the parties hereto upon their execution of the attached exhibits to this Contract.

     16. The parties hereto acknowledge that BayBanks, Inc. has reserved the right to grant the non-exclusive use of the name "BayFunds" or any derivative thereof to any other investment company, investment company portfolio, investment adviser, distributor or other business enterprise pursuant to the terms of a Service Mark License Agreement, dated June 6, 1991.




                        INVESTMENT ADVISORY CONTRACT

                                  EXHIBIT A

                BAYFUNDS U.S. TREASURY MONEY MARKET PORTFOLIO



     For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .20 of 1% of the average daily net assets of the Fund.
     The fee shall be accrued daily at the rate of 1/365th of .20 of 1% applied to the daily net assets of the Fund.

     The advisory fee so accrued shall be paid to Adviser daily.

     The right of the Adviser as set forth in Paragraph 6 of this Contract to assume expenses of one or more of the Funds shall also apply as to any classes of shares of the above-named Fund.

     Witness the due execution hereof this 1ST DAY OF SEPTEMBER, 1992.



Attest:                                 BAYBANK BOSTON, N.A.



/s/Ilene Beal                           By:/s/John J. Arena
                            Clerk                Vice Chairman BayBanks, Inc.



Attest:                                 BAYFUNDS



/s/J. W. McGonigle                      By:/s/E. C. Gonzales
                        Secretary                                   President
                                 AMENDMENT No. 1
                                      to the
                           Investment Advisory Contract
                             dated September 1, 1992
                    between BayBank Boston, N.A. and BayFunds

     WHEREAS, BayBank Boston, N.A. has been reorganized and merged into BayBank, N.A., effective October 31, 1995, as reflected in discussions recorded in the Minutes of the Board of Trustees' Meeting of BayFunds held November 9, 1995.
     WHEREAS, this event does not constitute an "assignment" under the Investment Company Act of 1940, as amended, of the Investment Advisory Contract ("Contract") dated September 1, 1992 between BayBank Boston, N.A. and BayFunds, and that no other changes to the Contract relating to this event are warranted.
   THEREFORE,  the Contract is hereby amended, effective March 1, 1996, as follows.
               The entity named "BayBank Boston, N.A." in the Contract is hereby replaced with the entity named "BayBank, N.A."

     In all other respects, the terms and fees under the Contract remain unchanged.
     Witness the due execution hereof this 1st day of March, 1996.


Attest:                            BayBank, N.A.


/s/ William W. Abendroth           By:   /s/ Richard F. Pollard
       Assistant Secretary                        Vice Chairman

Attest:                            BayFunds


/s/ Victor R. Siclari              By:      /s/ Glen R. Johnson
                 Secretary                            President







                                                                    Exhibit D
                                  BAYFUNDS

                        INVESTMENT ADVISORY CONTRACT


     This Contract is made this     DAY OF              , 1996, between
                                ---        -------------
BAYBANK OF BOSTON, N.A., having its principal place of business in Boston, Massachusetts (the "Adviser"), and BAYFUNDS, a Massachusetts business trust having its principal place of business in Pittsburgh, Pennsylvania (the "Trust").

     WHEREAS, the Trust is an "open-end company" as that term is defined in the Investment Company Act of 1940 (the "Act") and is registered as such with the Securities and Exchange Commission; and

     WHEREAS, the Adviser is engaged in the business of rendering investment advisory and management services.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

     1. The Trust hereby appoints Adviser as Investment Adviser for each of the portfolios ("Funds") of the Trust on whose behalf the Trust executes an exhibit to this Contract, and Adviser, by its execution of each such exhibit, accepts the appointments. Subject to the direction of the Trustees of the Trust, Adviser shall provide investment research and supervision of the investments of each of the Funds and conduct a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of each Fund's assets. The Adviser shall determine the securities to be purchased or sold by the Fund and will place orders pursuant to its determinations with or through such brokers or dealers in conformity with such policies with respect to brokerage as the Trust shall establish from time to time and convey to the Adviser.

     2. Adviser, in its supervision of the investments of each of the Funds will be guided by each Fund's fundamental investment policies and the provisions and restrictions contained in the Declaration of Trust and By-Laws of the Trust and as set forth in the Trust's Registration Statement (as hereinafter defined) and exhibits thereto as may be on file with the Securities and Exchange Commission. The Trust shall deliver copies of all such investment policies and of the Declaration of Trust and By-Laws of the Trust, as amended from time to time, and the Registration Statements to the Adviser, promptly upon such documents becoming available.

     3. The Trust shall pay or cause to be paid, on behalf of each Fund, all of the Funds' expenses and the Funds' allocable share of Trust expenses, including without limitation, the expenses of organizing the Trust and continuing its existence; fees and expenses of officers and Trustees of the Trust; fees for investment advisory services and administrative personnel and services; fees and expenses of preparing and filing its Registration Statements under the Securities Act of 1933 and the Act and any amendments thereto (collectively, the "Registration Statements"); expenses of registering and qualifying the Trust, the Funds and shares of the Funds ("Shares") under Federal and state laws and regulations; expenses of preparing, printing and distributing prospectuses (and any amendments thereto) and sales literature; interest expense, taxes, fees and commissions of every kind; expenses of issue (including cost of Share certificates), purchase, repurchase and redemption of Shares, including expenses attributable to a program of periodic issue; charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents and registrars; printing and mailing costs, auditing, accounting and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Trustees and shareholders and proxy solicitations therefor; insurance expenses; association membership dues; and such nonrecurring items as may arise, including all losses and liabilities incurred in administering the Trust and the Funds. The Trust will also pay each Fund's allocable share of such extraordinary expenses as may arise, including expenses incurred in connection with litigation, proceedings, and claims and the legal obligations of the Trust to indemnify its officers, Trustees, employees, distributors, and agents with respect thereto.

     4. The Trust, on behalf of each of the Funds, shall pay to Adviser, for all services rendered to such Fund by Adviser hereunder, the fees set forth in the exhibits attached hereto.

     5. The net asset value of each Fund's Shares as used herein will be calculated to the nearest 1/10th of one cent.

     6. The Adviser may from time to time and for such periods as it deems appropriate reduce its compensation (and, if appropriate, assume expenses of one or more of the Funds) to the extent that any Fund's expenses exceed such lower expense limitation as the Adviser may, by notice to the Fund, voluntarily declare to be effective.

     7. This Contract shall begin for each Fund as of the date of execution of the applicable exhibit and shall continue in effect with respect to each Fund presently set forth on an exhibit (and any subsequent Funds added pursuant to an exhibit during the initial term of this Contract) for two years from the date of this Contract set forth above and thereafter for successive periods of one year, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Contract or interested persons of any such party (other than as Trustees of the Trust), cast in person at a meeting called for that purpose; and (b) Adviser shall not have notified a Fund in writing at least sixty (60) days prior to the anniversary date of this Contract in any year thereafter that it does not desire such continuation with respect to that Fund. If a Fund is added after the first approval by the Trustees as described above, this Contract will be effective as to that Fund upon execution of the applicable exhibit and will continue in effect until the next annual approval of this Contract by the Trustees and thereafter for successive periods of one year, subject to approval as described above.

     8. Notwithstanding any provision in this Contract, it may be terminated at any time with respect to any Fund, without the payment of any penalty, by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of that Fund, as defined in Section 2(a)(42) of the Act on sixty (60) days' written notice to Adviser.

     9. This Contract may not be assigned by Adviser and shall automatically terminate in the event of any assignment. For purposes of this Contract, "assignment" shall have the meaning assigned to that term in Section 2(a)(4) of the Act. Adviser may employ or contract with such other person, persons, corporation or corporations at its own cost and expense as it shall determine in order to assist it in carrying out this Contract.

     10. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under this Contract on the part of Adviser, Adviser shall not be liable to the Trust or to any of the Funds or to any shareholder for any act or omission in the course of or connected in any way with rendering services or for any losses that may be sustained in the purchase, holding or sale of any security.

     11. This Contract may be amended at any time by agreement of the parties provided that the amendment shall be approved by the vote of a majority of the Trustees of the Trust, including a majority of Trustees who are not parties to this Contract or interested persons of any such party to this Contract (other than as Trustees of the Trust), cast in person at a meeting called for that purpose, and, where required by Section 15(a)(2) of the Act, on behalf of a Fund by a majority of the outstanding voting securities of such Fund as defined in Section 2(a)(42) of the Act.

     12. The Adviser acknowledges that all sales literature for investment companies (such as the Trust) are subject to strict regulatory oversight. The Trust agrees to cause its distributor to promptly review all such sales literature to ensure compliance with relevant requirements, to promptly advise Adviser of any deficiencies contained in such sales literature, to promptly file complying sales literature with the relevant authorities, and to cause such sales literature to be distributed to prospective investors in the Trust.

     13. Adviser is hereby expressly put on notice of the limitation of liability as set forth in Article XI of the Declaration of Trust and agrees that the obligations pursuant to this Contract of a particular Fund and of the Trust with respect to that particular Fund be limited solely to the assets of that particular Fund, and Adviser shall not seek satisfaction of any such obligation from the assets of any other Fund, the shareholders of any Fund, the Trustees, officers, employees or agents of the Trust, or any of them.

     14. This Contract shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania, provided, however, that nothing herein shall be construed in a manner inconsistent with the Act, the Investment Advisers Act of 1940, or the rules and regulations promulgated pursuant to such respective Acts.

     15. This Contract will become binding on the parties hereto upon their execution of the attached exhibits to this Contract.

     16. The parties hereto acknowledge that Bank of Boston Corporation has reserved the right to grant the non-exclusive use of the name "BayFunds" or any derivative thereof to any other investment company, investment company portfolio, investment adviser, distributor or other business enterprise pursuant to the terms of a Service Mark License Agreement, dated
                    , 1996.
- --------------------


                        INVESTMENT ADVISORY CONTRACT

                                  EXHIBIT A

                       BAYFUNDS MONEY MARKET PORTFOLIO



     For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .40 of 1% of the average daily net assets of the Fund.

     The fee shall be accrued daily at the rate of 1/365th of .40 of 1% applied to the daily net assets of the Fund.

     The advisory fee so accrued shall be paid to Adviser daily.

     The right of the Adviser as set forth in Paragraph 6 of this Contract to assume expenses of one or more of the Funds shall also apply as to any classes of shares of the above-named Fund.

     Witness the due execution hereof this      day of              , 1996.
                                           ----        -------------


Attest:                       BAYBANK OF BOSTON, N.A.


/s/                           By:  /s/
Clerk                                      President




Attest:                       BAYFUNDS


/s/                           By:  /s/
Secretary                              President
                        INVESTMENT ADVISORY CONTRACT

                                  EXHIBIT B

                BAYFUNDS U.S. TREASURY MONEY MARKET PORTFOLIO


     For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .20 of 1% of the average daily net assets of the Fund.

     The fee shall be accrued daily at the rate of 1/365th of .20 of 1% applied to the daily net assets of the Fund.

     The advisory fee so accrued shall be paid to Adviser daily.

     The right of the Adviser as set forth in Paragraph 6 of this Contract to assume expenses of one or more of the Funds shall also apply as to any classes of shares of the above-named Fund.

     Witness the due execution hereof this      day of                   ,
                                           ----        ------------------
1996.


Attest:                       BAYBANK OF BOSTON, N.A.


/s/                           By:  /s/
Clerk                                      President




Attest:                       BAYFUNDS


/s/                           By:  /s/
Secretary                              President

                  INVESTMENT ADVISORY CONTRACT

                                  EXHIBIT C

                     BAYFUNDS SHORT TERM YIELD PORTFOLIO


     For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .50 of 1% of the average daily net assets of the Fund.

     The fee shall be accrued daily at the rate of 1/365th of .50 of 1% applied to the daily net assets of the Fund.

     The advisory fee so accrued shall be paid to Adviser daily.

     The right of the Adviser as set forth in Paragraph 6 of this Contract to assume expenses of one or more of the Funds shall also apply as to any classes of shares of the above-named Fund.

     Witness the due execution hereof this      day of                 ,
                                           ----        ----------------
1996.


Attest:                       BAYBANK OF BOSTON, N.A.


/s/                           By:  /s/
Clerk                                      President




Attest:                       BAYFUNDS


/s/                           By:  /s/
Secretary                              President
                        INVESTMENT ADVISORY CONTRACT

                                  EXHIBIT D

                          BAYFUNDS EQUITY PORTFOLIO



     For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .70 of 1% of the average daily net assets of the Fund.

     The fee shall be accrued daily at the rate of 1/365th of .70 of 1% applied to the daily net assets of the Fund.

     The advisory fee so accrued shall be paid to Adviser daily.

     The right of the Adviser as set forth in Paragraph 6 of this Contract to assume expenses of one or more of the Funds shall also apply as to any classes of shares of the above-named Fund.

     Witness the due execution hereof this      day of                    ,
                                           ----        -------------------
1996.

Attest:                       BAYBANK OF BOSTON, N.A.


/s/                           By:  /s/
Clerk                                      President

7024347.01




Attest:                       BAYFUNDS


/s/                           By:  /s/
Secretary                              President


                        INVESTMENT ADVISORY CONTRACT

                                  EXHIBIT E

                           BAYFUNDS BOND PORTFOLIO


     For all services rendered by Adviser hereunder, the Trust shall pay to Adviser and Adviser agrees to accept as full compensation for all services rendered hereunder, an annual investment advisory fee equal to .60 of 1% of the average daily net assets of the Fund.

     The fee shall be accrued daily at the rate of 1/365th of .60 of 1% applied to the daily net assets of the Fund.

     The advisory fee so accrued shall be paid to Adviser daily.

     The right of the Adviser as set forth in Paragraph 6 of this Contract to assume expenses of one or more of the Funds shall also apply as to any

7024347.01


classes of shares of the above-named Fund.

     Witness the due execution hereof this      day of                  ,
                                           ----        -----------------
1996.


Attest:                       BAYBANK OF BOSTON, N.A.


/s/                           By:  /s/
Clerk                                      President




Attest:                       BAYFUNDS


/s/                           By:  /s/
Secretary                              President







BAYFUNDS

7024347.01


Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA  15222-3779



                                        IMPORTANT PROXY

[ADDRESS]                               PLEASE FILL OUT AND SIGN PROXY TODAY.

                                        PLEASE DETACH PROXY BELOW AND RETURN
                                        USING THE ENCLOSED SELF-ADDRESSED
                                        RETURN ENVELOPE.


               THIS PROXY APPLIES TO THE ACCOUNTS LISTED BELOW

                       BAYFUNDS MONEY MARKET PORTFOLIO

[Account Number]                        Number of shares owned
                                                  [         ]
                                                   ---------

                      PLEASE DO NOT HESITATE TO CONTACT
                          BAYFUNDS AT 1-800-BAYFUND
                        SHOULD YOU HAVE ANY QUESTIONS

                             THIS IS YOUR PROXY
          DETACH AND RETURN BOTTOM PORTION IN THE ENCLOSED ENVELOPE

- -----------------------------------------------------------------------------

7024347.01



[Account Number]                       BAYFUNDS                  [        ]
                                                                  --------
                           MONEY MARKET PORTFOLIO

          Proxy for Special Meeting of Shareholders - June 28, 1996

     The undersigned hereby appoints Colleen Conley, Patricia F. Conner, Susan K. Maroni, Leanne O'Brien and Victor R. Siclari as proxies to vote and act at the Special Meeting of Shareholders of the Money Market Portfolio (the "Fund"), a portfolio of BayFunds, to be held at the offices of Federated Administrative Services, 19th Floor, Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779 at 10:00 a.m.on June 28, 1996 and at all adjournments thereof, in respect of all Shares of the Fund as to which the undersigned may be entitled to vote or act. Each proxy shall have power of substitution and a majority of said proxies or their substitutes, or any one if only one be present and acting, shall have all powers hereby granted.

     The proxies are hereby authorized and instructed to vote upon the matters specified in the notice of meeting as set forth on this side of this proxy. If no choice is indicated as to a proposal, the proxies shall vote FOR such proposal. The proxies may vote in their discretion on any other matter which may properly come before the meeting.


(1)  Proposal to approve the proposed New Investment Advisory Agreement.
          FOR                       AGAINST            ABSTAIN
              ---                               ---               ---



7024347.01


(2) Transaction of such other business as may properly come before the meeting or any adjournment thereof.
          FOR                       AGAINST            ABSTAIN
              ---                              ---                ---

Please sign and return.

The proxies are hereby instructed to vote as specified.

x                   x                   DATED:              , 1996
 -----------------   --------------             ------------
  (Sign here exactly as name(s) appear above.



NOTE: Signature(s) should agree with name(s) as printed hereon. All joint owners should sign. Fiduciaries please indicate their titles. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF BAYFUNDS. Please sign and return promptly in the enclosed envelope.


BAYFUNDS
Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA  15222-3779



                                        IMPORTANT PROXY

[ADDRESS]                               PLEASE FILL OUT AND SIGN PROXY TODAY.


7024347.01


                                        PLEASE DETACH PROXY BELOW AND RETURN
                                        USING THE ENCLOSED SELF-ADDRESSED
                                        RETURN ENVELOPE.


               THIS PROXY APPLIES TO THE ACCOUNTS LISTED BELOW

                BAYFUNDS U.S. TREASURY MONEY MARKET PORTFOLIO

[Account Number]                                  Number of shares owned
                                                  [         ]
                                                   ---------

                      PLEASE DO NOT HESITATE TO CONTACT
                          BAYFUNDS AT 1-800-BAYFUND
                        SHOULD YOU HAVE ANY QUESTIONS

                             THIS IS YOUR PROXY
          DETACH AND RETURN BOTTOM PORTION IN THE ENCLOSED ENVELOPE

- -----------------------------------------------------------------------------
[Account Number]                       BAYFUNDS                  [        ]
                                                                  --------
                    U.S. TREASURY MONEY MARKET PORTFOLIO

          Proxy for Special Meeting of Shareholders - June 28, 1996

     The undersigned hereby appoints Colleen Conley, Patricia F. Conner, Susan K. Maroni, Leanne O'Brien and Victor R. Siclari as proxies to vote and act at the Special Meeting of Shareholders of the U.S. Treasury Money Market

7024347.01


Portfolio (the "Fund"), a portfolio of BayFunds, to be held at the offices of Federated Administrative Services, 19th Floor, Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779 at 10:00 a.m. on June 28, 1996 and at all adjournments thereof, in respect of all Shares of the Fund as to which the undersigned may be entitled to vote or act. Each proxy shall have power of substitution and a majority of said proxies or their substitutes, or any one if only one be present and acting, shall have all powers hereby granted.

     The proxies are hereby authorized and instructed to vote upon the matters specified in the notice of meeting as set forth on this side of this proxy. If no choice is indicated as to a proposal, the proxies shall vote FOR such proposal. The proxies may vote in their discretion on any other matter which may properly come before the meeting.

(1)  Proposal to approve the proposed New Investment Advisory Agreement.
      FOR                           AGAINST            ABSTAIN
          ---                                   ---               ---

(2) Transaction of such other business as may properly come before the meeting or any adjournment thereof.
     FOR                            AGAINST            ABSTAIN
         ---                                   ---                ---

Please sign and return.

The proxies are hereby instructed to vote as specified.


x                   x                   DATED:              , 1996
 -----------------   --------------             ------------

7024347.01


  (Sign here exactly as name(s) appear above.



NOTE: Signature(s) should agree with name(s) as printed hereon. All joint owners should sign. Fiduciaries please indicate their titles. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF BAYFUNDS. Please sign and return promptly in the enclosed envelope.


BAYFUNDS
Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA  15222-3779


                                        IMPORTANT PROXY

[ADDRESS]                               PLEASE FILL OUT AND SIGN PROXY TODAY.

                                        PLEASE DETACH PROXY BELOW AND RETURN
                                        USING THE ENCLOSED SELF-
ADDRESSED RETURN ENVELOPE.


               THIS PROXY APPLIES TO THE ACCOUNTS LISTED BELOW

                     BAYFUNDS SHORT TERM YIELD PORTFOLIO

[Account Number]                                  Number of shares owned

7024347.01


                                                  [         ]
                                                   ---------

                      PLEASE DO NOT HESITATE TO CONTACT
                          BAYFUNDS AT 1-800-BAYFUND
                        SHOULD YOU HAVE ANY QUESTIONS

                             THIS IS YOUR PROXY
          DETACH AND RETURN BOTTOM PORTION IN THE ENCLOSED ENVELOPE

- -----------------------------------------------------------------------------
                                        -------------------------------------
                                        ----
[Account Number]                       BAYFUNDS                  [        ]
                                                                  --------
                         SHORT TERM YIELD PORTFOLIO

Proxy for Special Meeting of Shareholders - June 28, 1996

     The undersigned hereby appoints Colleen Conley, Patricia F. Conner, Susan K. Maroni, Leanne O'Brien and Victor R. Siclari as proxies to vote and act at the Special Meeting of Shareholders of the Short Term Yield Portfolio (the "Fund"), a portfolio of BayFunds, to be held at the offices of Federated Administrative Services, 19th Floor, Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779 at 10:00 a.m. on June 28, 1996 and at all adjournments thereof, in respect of all Shares of the Fund as to which the undersigned may be entitled to vote or act. Each proxy shall have power of substitution and a majority of said proxies or their substitutes, or any one if only one be present and acting, shall have all powers hereby granted.


7024347.01


     The proxies are hereby authorized and instructed to vote upon the matters specified in the notice of meeting as set forth on this side of this proxy. If no choice is indicated as to a proposal, the proxies shall vote FOR such proposal. The proxies may vote in their discretion on any other matter which may properly come before the meeting.

(1)  Proposal to approve the proposed New Investment Advisory Agreement.
     FOR                            AGAINST            ABSTAIN
         ---                                    ---               ---

(2) Transaction of such other business as may properly come before the meeting or any adjournment thereof.
     FOR                            AGAINST            ABSTAIN
         ---                                   ---                ---

Please sign and return.

The proxies are hereby instructed to vote as specified.

x                   x                   DATED:              , 1996
 -----------------   --------------             ------------
  (Sign here exactly as name(s) appear above.



NOTE: Signature(s) should agree with name(s) as printed hereon. All joint owners should sign. Fiduciaries please indicate their titles. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF BAYFUNDS. Please sign and return promptly in the enclosed envelope.



7024347.01


BAYFUNDS
Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA  15222-3779



                                        IMPORTANT PROXY

[ADDRESS]                               PLEASE FILL OUT AND SIGN PROXY TODAY.

                                        PLEASE DETACH PROXY BELOW AND RETURN
                                        USING THE ENCLOSED SELF-
ADDRESSED RETURN ENVELOPE.


               THIS PROXY APPLIES TO THE ACCOUNTS LISTED BELOW

                           BAYFUNDS BOND PORTFOLIO

[Account Number]                                  Number of shares owned
                                                  [         ]
                                                   ---------

                      PLEASE DO NOT HESITATE TO CONTACT
                          BAYFUNDS AT 1-800-BAYFUND
                        SHOULD YOU HAVE ANY QUESTIONS

                             THIS IS YOUR PROXY
          DETACH AND RETURN BOTTOM PORTION IN THE ENCLOSED ENVELOPE


7024347.01


- -----------------------------------------------------------------------------
                                        -------------------------------------
                                        ----
[Account Number]                       BAYFUNDS                  [        ]
                                                                  --------
                               BOND PORTFOLIO

          Proxy for Special Meeting of Shareholders - June 28, 1996

     The undersigned hereby appoints Colleen Conley, Patricia F. Conner, Susan K. Maroni, Leanne O'Brien and Victor R. Siclari as proxies to vote and act at the Special Meeting of Shareholders of the Bond Portfolio (the "Fund"), a portfolio of BayFunds, to be held at the offices of Federated Administrative Services, 19th Floor, Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779 at 10:00 a.m. on June 28, 1996 and at all adjournments thereof, in respect of all Shares of the Fund as to which the undersigned may be entitled to vote or act. Each proxy shall have power of substitution and a majority of said proxies or their substitutes, or any one if only one be present and acting, shall have all powers hereby granted.

     The proxies are hereby authorized and instructed to vote upon the matters specified in the notice of meeting as set forth on this side of this proxy. If no choice is indicated as to a proposal, the proxies shall vote FOR such proposal. The proxies may vote in their discretion on any other matter which may properly come before the meeting.

(1)  Proposal to approve the proposed New Investment Advisory Agreement.
     FOR                            AGAINST            ABSTAIN
         ---                                    ---               ---


7024347.01


(2) Transaction of such other business as may properly come before the meeting or any adjournment thereof.
     FOR                            AGAINST            ABSTAIN
         ---                                   ---                ---

Please sign and return.

The proxies are hereby instructed to vote as specified.

x                   x                   DATED:              , 1996
 -----------------   --------------             ------------
  (Sign here exactly as name(s) appear above.



NOTE: Signature(s) should agree with name(s) as printed hereon. All joint owners should sign. Fiduciaries please indicate their titles. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF BAYFUNDS. Please sign and return promptly in the enclosed envelope.


BAYFUNDS
Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA  15222-3779



                                        IMPORTANT PROXY

[ADDRESS]                               PLEASE FILL OUT AND SIGN PROXY TODAY.


7024347.01


                                        PLEASE DETACH PROXY BELOW AND RETURN
                                        USING THE ENCLOSED SELF-
ADDRESSED RETURN ENVELOPE.


               THIS PROXY APPLIES TO THE ACCOUNTS LISTED BELOW

                          BAYFUNDS EQUITY PORTFOLIO

[Account Number]                                  Number of shares owned
                                                  [         ]
                                                   ---------

                      PLEASE DO NOT HESITATE TO CONTACT
                          BAYFUNDS AT 1-800-BAYFUND
                        SHOULD YOU HAVE ANY QUESTIONS

                             THIS IS YOUR PROXY
          DETACH AND RETURN BOTTOM PORTION IN THE ENCLOSED ENVELOPE

- -----------------------------------------------------------------------------
                                        -------------------------------------
                                        ----
[Account Number]                       BAYFUNDS                  [        ]
                                                                  --------
                              EQUITY PORTFOLIO

          Proxy for Special Meeting of Shareholders - June 28, 1996



7024347.01


     The undersigned hereby appoints Colleen Conley, Patricia F. Conner, Susan K. Maroni, Leanne O'Brien and Victor R. Siclari as proxies to vote and act at the Special Meeting of Shareholders of the Equity Portfolio (the "Fund"), a portfolio of BayFunds, to be held at the offices of Federated Administrative Services, 19th Floor, Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779 at 10:00 a.m. on June 28, 1996 and at all adjournments thereof, in respect of all Shares of the Fund as to which the undersigned may be entitled to vote or act. Each proxy shall have power of substitution and a majority of said proxies or their substitutes, or any one if only one be present and acting, shall have all powers hereby granted.

     The proxies are hereby authorized and instructed to vote upon the matters specified in the notice of meeting as set forth on this side of this proxy. If no choice is indicated as to a proposal, the proxies shall vote FOR such proposal. The proxies may vote in their discretion on any other matter which may properly come before the meeting.

(1)  Proposal to approve the proposed New Investment Advisory Agreement.
     FOR                            AGAINST            ABSTAIN
         ---                                    ---               ---

(2) Transaction of such other business as may properly come before the meeting or any adjournment thereof.
     FOR                            AGAINST            ABSTAIN
         ---                                   ---                ---

Please sign and return.

The proxies are hereby instructed to vote as specified.


7024347.01


x                   x                   DATED:              , 1996
 -----------------   --------------             ------------
  (Sign here exactly as name(s) appear above.



NOTE: Signature(s) should agree with name(s) as printed hereon. All joint owners should sign. Fiduciaries please indicate their titles. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF BAYFUNDS. Please sign and return promptly in the enclosed envelope.